UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2015

CORD BLOOD AMERICA, INC.
 (Exact name of registrant as specified in its charter)

Florida	000-50746	90-0613888
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1857 Helm Drive, Las Vegas, NV 89119
 (Address of Principal Executive Office) (Zip Code)

(702) 914-7250
 (Registrant’s telephone number, including area code)
_______________________________

Copies to:
Joseph R. Vicente
1857 Helm Drive, Las Vegas, NV 89119
Phone: (702) 914-7250
Fax: (702) 914-7251

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On August 6, 2015, as further set forth in Item 5.07, the shareholders of Cord Blood America, Inc. (the “Company”) approved an amendment to the Amended and Restated Articles of Incorporation of the Company to require that, in the case of a combination, the authorized shares shall be reduced commensurately with the reduction in outstanding shares.  The Board of Directors of the Company approved the amendment on May 22, 2015.

A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation of Cord Blood America, Inc. is furnished as an Exhibit to this Current Report.

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On August 6, 2015, the Company held its Annual Meeting of Shareholders at its headquarters located at 1857 Helm Drive, Las Vegas, Nevada 89119.  A total of 1,076,740,172 votes were represented at the meeting, and a quorum was present.  The following proposals were submitted to the shareholders:

1.	Proposal 1 to elect five directors nominated by the Board of Directors named in the Proxy Statement;

2.	Proposal 2 to ratify the appointment of De Joya Griffith, LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015;

3.
Proposal 3 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of  Incorporation of the Company to declassify the Board of Directors and to require that all directors stand for annual election;

4.
Proposal 4 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to change the shareholder vote required to amend Articles III, IV, and V of the Articles of Incorporation from a supermajority common shareholder vote requirement to a majority vote requirement;

5.
Proposal 5 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to require that, in the case of a combination, the authorized shares should be reduced commensurately with the reduction in outstanding shares and approval to conform cross-references and other immaterial clean-up changes in the Amended and Restated Articles of Incorporation;

6.	Proposal 6 to approve (on an advisory basis) the Company's executive compensation;

7.	Proposal 7, to conduct an advisory vote on the frequency of future advisory votes on executive compensation.

For more information about the foregoing proposals, please see the Company’s Definitive Proxy Statement filed June 11, 2015.

The number of votes cast for, against, and where applicable, votes withheld, as well as abstentions and broker non-votes and whether each proposal was approved, is set forth below.

1. Proposal 1 to elect five directors nominated by the Board of Directors named in the attached Proxy Statement.

	FOR	WITHHOLD	BROKER NON-VOTES
Joseph Vicente	514,117,544	114,611,365	448,011,263
Timothy McGrath	517,482,527	111,246,382	448,011,263
David Sandberg	623,686,737	5,042,172	448,011,263
Adrian Pertierra	622,196,943	6,531,966	448,011,263
Anthony Snow	622,208,935	6,519,974	448,011,263

The five nominees were elected to the Company’s Board of Directors.  The terms of office are as follows: Adrian Pertierra and Anthony Snow will continue until the 2018 annual meeting of shareholders; Timothy McGrath and Joe Vicente will continue until the 2017 annual meeting of shareholders; David Sandberg will continue until the 2016 annual meeting of shareholders; and all are until a successor has been elected and qualified, or until his or her earlier death, resignation or removal.

2. Proposal 2 to ratify the appointment of De Joya Griffith, LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,056,829,867	12,795,818	7,114,487	0

The appointment of De Joya Griffith, LLC as the Company’s independent registered certified public accounting firm for the fiscal year ending December 31, 2015 was ratified.

3. Proposal 3 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of  Incorporation of the Company to declassify the Board of Directors and to require that all directors stand for annual election.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
623,632,642	4,895,735	200,532	448,011,263

The proposal to approve the amendment required an affirmative vote of the shareholders of not less than two-thirds of the voting power of all of the shares of the corporation entitled to vote for the election of directors, and the proposal was not approved.

4. Proposal 4 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to change the shareholder vote required to amend Articles III, IV, and V of the Articles of Incorporation from a supermajority common shareholder vote requirement to a majority vote requirement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
604,525,503	24,116,959	86,447	448,011,263

The proposal to approve the amendment required an affirmative vote of the shareholders of not less than two-thirds of the voting power of all of the shares of the corporation entitled to vote for the election of directors, and the proposal was not approved.

5. Proposal 5 to consider and act upon a proposal to approve an amendment to the Amended and Restated Articles of Incorporation to require that, in the case of a combination, the authorized shares should be reduced commensurately with the reduction in outstanding shares and approval to conform cross-references and other immaterial clean-up changes in the Amended and Restated Articles of Incorporation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,044,728,394	27,175,609	4,836,169	0

The proposal to approve the amendment was approved.

6. Proposal 6 to approve (on an advisory basis) the Company's executive compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
606,302,981	17,382,554	5,043,374	448,011,263

The proposal to approve, on an advisory basis, the Company’s executive compensation, was approved.

7. Proposal 7 to conduct an advisory vote on the frequency of future advisory votes on executive compensation.

1 Year	2 Years	3 Years	ABSTAIN	BROKER NON-VOTES
39,331,939	8,188,615	564,620,934	16,587,421	448,011,263

Regarding Proposal 7, to conduct an advisory vote on the frequency of future advisory votes on executive compensation, “every three years” obtained the most votes.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are furnished herewith:

Exhibit No.	Description

3(i)	Articles of Amendment to the Amended and Restated Articles of Incorporation of Cord Blood America, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORD BLOOD AMERICA, INC.
(Registrant)

Date: August 10, 2015	By:	/s/ David Sandberg
Chairman